Supplement to the

Fidelity® Low-Priced Stock Fund and Fidelity Value Discovery Fund

Funds of Fidelity Puritan Trust

Fidelity Dividend Growth Fund, Fidelity Growth & Income Portfolio, Fidelity Leveraged Company Stock Fund,
Fidelity OTC Portfolio, and Fidelity Real Estate Income Fund

Funds of Fidelity Securities Fund

STATEMENT OF ADDITIONAL INFORMATION

October 9, 2009

Fidelity Real Estate Income Fund is comprised of multiple classes of shares. References to the fund are deemed to include class where applicable.

PSTSB-10-01  April 14, 2010
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Supplement to the
Fidelity® Real Estate Income Fund
October 9, 2009
Prospectus

Fidelity® Real Estate Income Fund is comprised of multiple classes of shares. References to the fund are deemed to include class where applicable.

The following information replaces the similar information found under the heading "Year-by-Year Returns" in the "Fund Summary" section on page 4.

Real Estate Income
Calendar Years	2004	2005	2006	2007	2008	2009
	11.70%	5.07%	11.72%	-6.45%	-31.02%	46.82%

During the periods shown in the chart for Real Estate Income:	Returns	Quarter ended
Highest Quarter Return	20.55%	June 30, 2009
Lowest Quarter Return	-23.19%	December 31, 2008
Year-to-Date Return	6.31%	March 31, 2010

The following information replaces the similar information found under the heading "Average Annual Returns" in the "Fund Summary" section on page 5.

For the periods ended December 31, 2009	Past 1 year	Past 5 years	Life of fundA
Fidelity Real Estate Income Fund
Return Before Taxes	46.82%	2.15%	5.68%
Return After Taxes on Distributions	45.68%	1.07%	4.48%
Return After Taxes on Distributions and Sale of Fund Shares	31.73%	1.77%	4.70%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	26.46%	0.42%	6.14%
Fidelity Real Estate Income Composite Index (reflects no deduction for sales charges or taxes)	53.48%	4.40%	7.02%

A From February 4, 2003.

REI-10-01  April 14, 2010
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